UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest                     April 24, 2010

event reported):

              Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

  (414) 342-4680

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The shareholders of Harley-Davidson, Inc. (the “Company”) approved the Harley-Davidson, Inc. Employee Incentive Plan (the “Plan”) at the 2010 Annual Meeting of Shareholders held April 24, 2010, adjourned that day and reconvened and finally adjourned April 26, 2010 (the “Annual Meeting”). The Company will generally use the Plan to provide a total compensation opportunity for its employees that includes incentive compensation dependent upon continuously improving performance. The Company’s principal executive officer, principal financial officer, named executive officers and other eligible persons may receive awards under the Plan from time to time in the future, subject to limitations in the Plan.

Under the Plan, the Human Resources Committee of the Board (the “Human Resources Committee”) is required to fix target awards and performance criteria prior to the commencement of each performance period which may be several years, a year or a portion of a year (the “performance period”) (or such later date as may be permitted under Section 162(m) of the Internal Revenue Code). The Human Resources Committee will fix a target award for each participant at the same time that it selects the eligible employee participants in the Plan. A participant’s target award for the period is equal to a percentage (specified by the Human Resources Committee) multiplied by the participant’s compensation. Compensation generally means the participant’s base salary or wages, plus workers compensation payments. The Human Resources Committee also determines, with respect to each participant for a performance period, the performance measures that will be applied to determine the size of the participant’s final performance award. If the Human Resources Committee chooses more than one performance category for any one or more participants for purposes of determining the amount of a performance award, then the Human Resources Committee gives each performance category a weight so that for each participant the total weight of all applicable performance categories equals 100%.

The Plan does not specify target performance for the performance categories. Rather, as to each performance category that the Human Resources Committee selects as the basis for potential awards in any performance period, the Human Resources Committee also establishes a performance scale. The performance scale may be a linear scale or a step scale or a combination of the two. The Human Resources Committee must approve a scale so that, at the end of the performance period, a performance percentage may be objectively calculated for any given level of actual performance within that category during the performance period.

The Human Resources Committee may also, at the time it grants an award, provide that a performance award will be reduced or eliminated depending on the performance under one or more performance categories. Performance categories that serve to reduce or eliminate a potential award may, but are not required to, be assigned a performance scale and weightings, if more than one such category is selected.

Following the end of each performance period, the Human Resources Committee will calculate the performance award amount for each participant. The Human Resources Committee may, in its sole discretion, reduce the amount of any maximum performance award by up to 50%. The maximum performance award, less any reduction determined by the Human Resources Committee, equals the final performance award payable to such participant for the applicable performance period. Under the Plan, no participant may receive more than $6 million in the aggregate for all performance awards with performance periods beginning in any one fiscal year of the Company.

The Human Resources Committee has discretion to determine the individual employees or group of employees to whom performance awards will be granted and the terms and conditions of such awards. The company cannot currently determine the Awards that may be granted under the Employee Incentive Plan. The Human Resources Committee will make such determinations from time to time.

The Plan is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 19, 2010. The description of the Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held April 24, 2010, adjourned that day and reconvened and finally adjourned April 26, 2010. Because shareholders approved amendments to the Company’s Restated Articles of Incorporation to eliminate the classified structure of the Board and provide for the annual election of all Directors during the Annual Meeting on April 24, 2010, the Annual Meeting was adjourned prior to the vote on the election of directors. On Monday, April 26, 2010, the Company filed articles of amendment with the Department of Financial Institutions of the State of Wisconsin relating to the amendments to the Restated Articles of Incorporation. Following the filing of the articles of amendment, the Company reconvened the Annual Meeting for the shareholders to vote on the election of directors.

Matters other than election of directors, brought for vote at the Annual Meeting, passed by the votes indicated:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

Approval of amendments to the Harley-Davidson, Inc. Restated Articles of Incorporation to eliminate the classified board structure	184,025,964	1,089,168	530,571	—

Approval of the Harley-Davidson, Inc. Employee Incentive Plan	165,773,647	5,352,980	495,396	14,023,680

Approval of the Amended and Restated Harley-Davidson, Inc. Director Stock Plan	163,411,240	7,602,624	608,159	14,023,680

Ratification of Ernst & Young LLP as the Company’s independent auditors	171,361,726	13,862,499	421,478	—

Shareholder Proposal to adopt simple majority vote	148,615,680	22,141,264	865,079	14,023,680

At the Annual Meeting, the following directors were elected for terms expiring in 2011 by the votes indicated:

	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes

Barry K. Allen	167,323,029	4,298,994	14,023,680

Richard I. Beattie	166,466,099	5,155,924	14,023,680

Judson C. Green	169,176,007	2,446,016	14,023,680

N. Thomas Linebarger	156,385,249	15,236,774	14,023,680

Item 9.01.     Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits. The following exhibits are being filed herewith:

(10.1)     Harley-Davidson, Inc. Employee Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A for the Company’s Annual Meeting of Shareholders held on April 24, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: April 29, 2010                                          By: /s/ Tonit M. Calaway

                                                                             Tonit M. Calaway

                                                                             Assistant Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K
Dated April 24, 2010

Exhibit

Number

(10.1)     Harley-Davidson, Inc. Employee Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A for the Company’s Annual Meeting of Shareholders held April 24, 2010).